UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2007
RYDER SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11690 NW 105th Street
Miami, Florida	33178

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(305) 500-3726
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On April 25, 2007, we issued a press release reporting our financial results for the three months ended March 31, 2007 (the “Press Release”). We also hosted a conference call and webcast on April 25, 2007 during which we made a presentation on our financial results for the three months ended March 31, 2007 (the “Presentation”). The Press Release and the Presentation are available on our website at www.ryder.com.
The information in this Report, including Exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference to such filing.
Item 9.01(d) Exhibits
     The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit 99.1	Press Release, dated April 25, 2007, relating to Ryder System, Inc.’s financial results for the three months ended March 31, 2007.

Exhibit 99.2	Presentation prepared for a conference call and webcast held on April 25, 2007, relating to Ryder System, Inc.’s financial results for the three months ended March 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007	RYDER SYSTEM, INC. (Registrant)
	By:	/s/ Mark T. Jamieson
Mark T. Jamieson, Executive Vice
President and Chief Financial Officer

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